                                                                    EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of Terrance D. Paul and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 30th day of January, 2008.

                                                      /s/  Judith A. Paul
                                                     --------------------------
                                                     Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Mary
T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 30th day of January, 2008.

                                                      /s/  Terrance D. Paul
                                                     --------------------------
                                                     Terrance D. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 28th day of January, 2008.

                                                      /s/  John H. Grunewald
                                                     --------------------------
                                                     John H. Grunewald

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 2nd day of February, 2008.

                                                    /s/  Gordon H. Gunnlaugsson
                                                   ----------------------------
                                                   Gordon H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2008.

                                                      /s/  Harold E. Jordan
                                                     --------------------------
                                                     Harold E. Jordan

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 1st day of February, 2008.

                                                      /s/  Addison L. Piper
                                                     --------------------------
                                                     Addison L. (Tad) Piper

                          DIRECTOR'S POWER OF ATTORNEY
                                (2007 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2007 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 29th day of January, 2008.

                                                      /s/  Judith A. Ryan
                                                     --------------------------
                                                     Judith A. Ryan